UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

    ------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 20, 2004



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-12955                 22-3498615
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)


   50 West State Street, Trenton, New Jersey                    08608
    (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (609) 396-2200


                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 20, 2004, the Board of Directors of Journal Register
Company increased the number of directors to nine and elected Stephen P. Mumblow as an independent director to fill the vacancy created thereby. Mr. Mumblow was elected for a term expiring at the 2007 Annual Meeting of Stockholders and was also appointed to serve as a member of the Audit Committee of the Company's Board of Directors. A copy of the press release announcing such appointment is furnished as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Text of press release issued by Journal Register Company, dated December 21, 2004, titled "Journal Register Company Appoints Stephen P. Mumblow to Board of Directors"

                                    SIGNATURE


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   JOURNAL REGISTER COMPANY


Date:  December 21, 2004           By:  /s/ Jean B. Clifton
                                        -------------------
                                        Jean B. Clifton
                                        Executive Vice President
                                        and Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit Description
-------------------

99.1 Text of press release issued by Journal Register Company, dated December 21, 2004, titled "Journal Register Company Appoints Stephen P. Mumblow to Board of Directors"